UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

Outlook Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC
Series A Warrants	OTLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 8.01	Other Events.

On January 22, 2020, the Board of Directors of Outlook Therapeutics, Inc. (the “Company”) established that the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on Thursday, March 19, 2020. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2020 Annual Meeting shall be the close of business on Friday, February 7, 2020. Because the date of the 2020 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), which was held on September 12, 2019, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2019 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2019, are no longer applicable. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2020 Annual Meeting, stockholder proposals must be submitted in writing by February 2, 2020, to the Company’s Corporate Secretary at 7 Clarke Drive, Cranbury, New Jersey 08512. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting not to be included in the Company’s proxy materials for the 2020 Annual Meeting, must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on February 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: January 23, 2020	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Executive Officer and Chief Financial Officer